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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  March 30, 1998


                         MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



Georgia                             0-13198                          38-0811650
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State or other jurisdiction of     (Commission                  (I.R.S. Employer
incorporation or organization      File Number)              Identification No.)


1021 West Birchwood, Morton, Illinois                               61550
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(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code 309-266-7176
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       (Former name or former address, if changed since last report.)




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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     CARROLL GEORGE, INC., ACQUISITION

     As previously reported on Form 8-K filed April 14, 1998, on March 30, 1998, the Company acquired all of the issued and outstanding capital stock of Carroll George, Inc. ("Carroll George"), an Iowa corporation, from its 30 shareholders. The Company paid a total purchase price of $8,104,000, including payment of all of Carroll George's revolving credit and term loan debt. The Company used a draw on its line of credit with Harris Trust and Savings Bank to fund the purchase price and debt payoff. The purchase price that the Company paid to the Carroll George shareholders was the result of arm's length bargaining between the Company and representatives of the shareholders.

     Carroll George manufactures components from polyurethane foam plastic and similar materials for sale to the agricultural equipment, trucking, and off road vehicle manufacturers. Carroll George's largest selling products are fully featured headliners and other interior assemblies for vehicle cabs. These headliners and interior assemblies contain dome lights, HVAC ducts and hookups, sound system wiring, and other components. Carroll George's largest customers are Caterpillar, Deere & Company, and J. I. Case.

     Carroll George is located in Northwood, Iowa, where it employs approximately 350 persons. Among the assets that the Company acquired as a result of its purchase of the stock of Carroll George are ten acres of land containing a 118,000 square foot manufacturing, warehouse, and office facility; plastic line bending equipment; hot melt laminating machinery; robotic routers; multiple cavity and rotary thremoforming machinery, robotic water jet cutting equipment; vinyl and plastic perforating equipment; digital sheeting equipment; die cutting and flame laminating machinery; and computer assisted design equipment.

     The Company currently intends to maintain Carroll George as a subsidiary and to operate its assets in substantially the same manner in which Carroll George employed them before the acquisition.

     In connection with the acquisition, the Company entered into an employment agreement with Gary L. George with a one year term that is renewable from year to year. Mr. George also entered into a noncompetition agreement with the Company that continues for five years after the termination of his employment by Carroll George. Prior to the closing of the acquisition, there was no material relationship between Mr. George or any of the other selling shareholders and the Company or any of its officers, directors, or affiliates or any associate of any director or officer of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     The following documents are filed as Exhibits to this Form 8-K/A:

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

Exhibit No.                             Document
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
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             Stock Purchase Agreement among the Company and Gary L. George and
             Gloria J. George dated March 2, 1998 - incorporated by reference
   10.1      to Exhibit 10.1 to the Company's Form 8-K filed April 14, 1998
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   99.1      Audited Financial Statements of Carroll George, Inc., for the years
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             ended September 30, 1997, and 1996
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   99.2      Pro Forma Condensed Combined Statement of Earnings
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTON INDUSTRIAL GROUP, INC.

                                                (Registrant)




Date:  June 11, 1998                    By: /s/ William D. Morton
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                                                William D. Morton
                                                Chairman, President, and Chief
                                                Executive Officer






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                                 EXHIBIT INDEX




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
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EXHIBIT NO.                              DESCRIPTION
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             Stock Purchase Agreement among the Company and Gary L. George and
             Gloria J. George dated March 2, 1998 - incorporated by reference
   10.1      to Exhibit 10.1 to the Company's Form 8-K filed April 14, 1998
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             Audited Financial Statements of Carroll George for the years ended
   99.1      September 30, 1997, and 1996
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   99.2      Pro Forma Condensed Combined Statement of Earnings
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